Exhibit 10.1

LOAN AGREEMENT
FOR BUSINESS DEVELOPMENT

between

DUBLI, INC.
6750 N Andrews Avenue
Suite 200
Ft. Lauderdale, FL 33309

- hereinafter referred to as "the Borrower" -

and

Sleiman Chamoun
Villa Chamoun
Nazlet El Bwar Fatka
Lebanon

- hereinafter referred to as "the Lender" –

1. Date of Agreement: May 06, 2014

2. Amount and purpose of the loan: US$ 500,000. The amount shall be wired to:

Account Name:	DubLi Inc.
Bank:	WELLS FARGO BANK
Address:	980 North Federal Highway
Boca Raton, FL 33432
Bank ABA:	121000248
Swift:	WFBIUS6S
Account No.:	2000055438780

The funds are supposed to be used to further develop and strengthen Borrowers business.

3. Repayment - Borrower will repay the full amount of this note on January 1, 2015.

4. The interest will be 10 % p.a. The Borrower will pay the accumulated interest together with the loan amount on January 1, 2015.

5. Early amortization – The Borrower may repay the whole outstanding amount at any time without additional costs.

6. Late Charge: A penalty of US$ 1,000 per day will be charged if the loan amount plus interests is not paid in full on its due date. The late charge will continue to incur until the full loan amount plus interests is paid in full.

Borrower: DUBLI, INC.

By:
Michael Hansen, CEO

Lender:

By:
Sleiman Chamoun